CONSOLIDATED STATEMENTS OF PATRONAGE CAPITAL AND MEMBERSHIP FEES - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Increase (Decrease) in Members' Capital
Net margin	$ 61,704	$ 57,781	$ 55,895
Patronage Capital and Membership Fees
Increase (Decrease) in Members' Capital
Beginning balance	1,130,423	1,072,642	1,016,747
Net margin	61,704	57,781	55,895
Ending balance	$ 1,192,127	$ 1,130,423	$ 1,072,642